     As filed with the Securities and Exchange Commission on June 11, 1999
                                                    1933 Act File No. 333-
                                                     1940 Act File No. 811-09135
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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                           (CHECK APPROPRIATE BOXES)

X  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  PRE-EFFECTIVE AMENDMENT NO.

[ ]  POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR

X  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

X  AMENDMENT NO. 5

                            NUVEEN NEW YORK DIVIDEND
                            ADVANTAGE MUNICIPAL FUND
                Enter Name of Registrant as Specified in Charter

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
  Address of Principal Executive Offices (Number, Street, City, State and Zip
                                     Code)

                                 (312) 917-7700
               Registrant's Telephone Number, including Area Code

            GIFFORD R. ZIMMERMAN, ESQ.-VICE PRESIDENT AND SECRETARY
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
Name and Address (Number, Street, City, State and Zip code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

      David A. Sturms, Esq.              Thomas S. Harman, Esq.             Thomas A. DeCapo, Esq.
 Vedder Price Kaufman & Kammholz      Morgan, Lewis & Bockius, LLP          Skadden, Arps, Slate,
      222 N. LaSalle Street               1800 M Street, N.W.                 Meagher & Flom LLP
        Chicago, IL 60601                Washington, D.C. 20036               One Beacon Street
                                                                               Boston, MA 02108

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                          AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED       REGISTERED            PER UNIT             PRICE(1)       REGISTRATION FEE(2)
-------------------------------------------------------------------------------------------------------------------------
Municipal Auction Rate Cumulative            2,600
  Preferred Shares Series F......            shares              $25,000            $65,000,000            $18,070
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2) Transmitted prior to filing.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
    THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES THAT: (1) FOR PURPOSES OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, THE INFORMATION OMITTED FROM THE FORM OF PROSPECTUS FILED AS PART OF THIS REGISTRATION STATEMENT IN RELIANCE UPON RULE 430A AND CONTAINED IN A FORM OF PROSPECTUS FILED BY THE REGISTRANT PURSUANT TO RULE 424(b)(1) OR (4) OR 497(h) UNDER THE SECURITIES ACT SHALL BE DEEMED TO BE PART OF THIS REGISTRATION STATEMENT AS OF THE TIME IT WAS DECLARED EFFECTIVE. (2) FOR THE PURPOSE OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, EACH POST-EFFECTIVE AMENDMENT THAT CONTAINS A FORM OF PROSPECTUS SHALL BE DEEMED TO BE A NEW REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED THEREIN, AND THE OFFERING OF SUCH SECURITIES AT THAT TIME SHALL BE DEEMED TO BE THE INITIAL BONA FIDE OFFERING THEREOF.
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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED             , 1999
PROSPECTUS
                                $
               NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
    MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES ("MUNIPREFERRED(R)")
                                       SHARES SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

    Nuveen New York Dividend Advantage Municipal Fund (the "Fund") is a closed-end, diversified management investment company. The Fund's investment objectives are to provide current income exempt from regular Federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or represent municipal market sectors that are undervalued. The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality bonds are those rated by national rating agencies with the four highest grades (Baa or BBB or better), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds rated below investment grade are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "Fund Investments." No assurance can be given that the Fund's investment objectives will be achieved. You may have to pay federal alternative minimum tax on some of the Fund's dividends. In addition, capital gains distributions will be subject to capital gains taxes.

    The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this Prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A Statement of Additional Information dated
          , 1999 containing additional information regarding the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of
Additional Information, the table of contents of which appears on page       of
this Prospectus, may be obtained without charge by calling the Fund at [(800) 257-8787.] In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information filed electronically with the Commission.

    The Fund is offering         shares of Series F MuniPreferred. The shares of
MuniPreferred offered hereby are referred to herein collectively as "MuniPreferred." However, the offering of each series is independent of the offering of each other series, and no offering is contingent upon the closing of any other offering. Certain information presented in this Prospectus assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case.

    Dividends on shares of MuniPreferred, to the extent payable from tax-exempt income earned on the Fund's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Fund's dividends may be subject to the Federal alternative minimum tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, based on the percentage of total dividends distributed to each class for that year. The Fund, in the case of the ordinary seven day rate periods or special rate periods of no more than 28 days, will give notice of the amount of any income taxable for federal income tax purposed to be included in a dividend on share of MuniPreferred in advance of the related auction and may give advance notice to MuniPreferred shareholders during longer rate periods. See "The Auction -- Auction Procedures."

    The dividend rate for the initial dividend rate periods will be     % for
MuniPreferred Series F. The initial rate period for each series of MuniPreferred
is the period from the date of issuance through           , 1999 for Series F.
For subsequent rate periods, MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. See "The Auction -- Secondary Market Trading and Transfer of MuniPreferred." The shares of MuniPreferred of each series are redeemable by the Fund as described below. See "Description of MuniPreferred -- Redemption."

    Although the Fund does not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem MuniPreferred shares in certain conditions. See "Description of MuniPreferred -- Redemption" and "Description of MuniPreferred -- Rating Agency Guidelines."
                             ---------------------

    Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(R) Registered trademark of John Nuveen & Co. Incorporated

                                                              PER SHARE   TOTAL
                                                              ---------   -----
Public Offering Price                                          $25,000     $
                                                               -------     --
Sales Load                                                     $           $
                                                               -------     --
Proceeds to Fund (before expenses)                             $           $
                                                               =======     ==

    Offering expenses payable by the Fund are estimated to be $        . The
Fund and Nuveen Advisory Corp. have agreed to indemnify the several Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.
                             ---------------------

    The Underwriters are offering the shares of the MuniPreferred subject to various conditions. It is expected that the shares of MuniPreferred will be delivered to the Underwriters through the facilities of The Depository Trust
Company on or about           , 1999.
                             ---------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Statement.

THE FUND

     Nuveen New York Dividend Advantage Municipal Fund (the "Fund") is a closed-end, diversified management investment company. See "The Fund." The Fund's common shares, $.01 par value ("Common Shares"), are traded on the New York Stock Exchange under the symbol "NAN." See "Description of Common Shares."
As of                , 1999, the Fund had                Common Shares
outstanding and net assets of $          .

INVESTMENT OBJECTIVES

     The Fund's investment objectives are to provide current income exempt from regular Federal, New York State and New York City income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal markets that are undervalued. The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds of below investment grade quality are regarded as having predominant speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

INVESTMENT ADVISER

     Nuveen Advisory Corp. ("Nuveen Advisory" or the "Adviser") acts as the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, an investment banking firm that has engaged in the underwriting and distribution of tax-exempt securities throughout its history. See "Management of the Fund" and "Underwriting."

THE OFFERING

     The Fund is offering                shares of Series F MuniPreferred each
at a purchase price of $25,000 per share. However, the offering of each series is independent of the offering of each other series, and no offering is contingent upon the closing of any other offering. Certain information presented in this Prospectus assumes that each offering is made and effected as contemplated, but there can be no assurance that this will be the case. Shares of MuniPreferred are being offered by the Underwriters listed under "Underwriting." Except as otherwise described below, the rights and preferences of each series of MuniPreferred are identical.

RISK FACTORS

     Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in MuniPreferred shares are:

     - if an auction fails you may not be able to sell some or all of your shares;

     - because of the nature of the market for MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

     - a rating agency could downgrade MuniPreferred shares, which could affect liquidity;

     - the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances; and

     - in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends.

For additional general risks of investing in the Fund, see "Risk Factors" below.

TRADING MARKET

     MuniPreferred shares are not listed on an exchange. Instead, you may buy or sell MuniPreferred shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, buy may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

     The table below shows the first auction date for each Series of MuniPreferred and the day on which each subsequent auction will normally be held for each Series of MuniPreferred. The first auction date for each Series of MuniPreferred will be the business day before the dividend payment date for the initial rate period for each Series of MuniPreferred. The start date for subsequent rate periods normally will be the business day following the dividend payment date unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

                                              FIRST AUCTION DATE*  SUBSEQUENT AUCTION
                                              -------------------  ------------------
F...........................................

------------
* All dates are 1999.

DIVIDENDS AND RATE PERIODS

     The table below shows the dividend rate for the initial rate period on each Series of MuniPreferred offered in this Prospectus. For subsequent rate periods, MuniPreferred shares will pay dividends based on a rate set at auctions, normally held weekly. In most instances dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of MuniPreferred -- Dividends and Dividend Periods -- General."

     The table below also shows for each Series of MuniPreferred the date from which dividends on the MuniPreferred shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

     Finally, the table below shows number of days of the initial rate period for each Series of MuniPreferred. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred -- Dividends and Dividend
Periods -- Designation of Special Rate Periods."

                                                   DATE OF       DIVIDEND PAYMENT   SUBSEQUENT       NUMBER OF
                                               ACCUMULATION AT   DATE FOR INITIAL    DIVIDEND     DAYS OF INITIAL
       SERIES          INITIAL DIVIDEND RATE    INITIAL RATE*      RATE PERIOD*     PAYMENT DAY     RATE PERIOD
       ------          ---------------------   ---------------   ----------------   -----------   ---------------
F....................                      %

------------
* All dates are 1999.

TAXATION

     Because under normal circumstances the Fund will invest substantially all of its assets in municipal bonds that pay interest exempt from regular Federal income tax, the income you receive will ordinarily be similarly exempt. Your income may be subject to state and local taxes. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so MuniPreferred shares may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in MuniPreferred shares. Taxable income or gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and Common Shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain to be paid for the period relating to that auction. For longer periods, the Fund may notify shareholders. In certain circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. See "Tax Matters."

RATINGS

     Shares of each series of MuniPreferred will be issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Corporation ("S&P"). Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of MuniPreferred -- Rating Agency Guidelines."

REDEMPTION

     Although the Fund does not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem MuniPreferred shares in certain conditions. See "Description of MuniPreferred -- Redemption" and "Description of MuniPreferred -- Rating Agency Guidelines."

LIQUIDATION PREFERENCE

     The liquidation preference of the shares of each series of MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of MuniPreferred -- Liquidation."

VOTING RIGHTS

     The holders of Preferred Shares, including MuniPreferred, voting as a separate class, have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining trustees will be elected by holders of shares of Common Shares and shares of Preferred Shares, including MuniPreferred, voting together as a single class. The holders of shares of Preferred Shares, including MuniPreferred, will vote as a separate class or classes on certain other matters as required under the Declaration of Trust, the Investment Company Act of 1940 (the

"1940 Act") and Massachusetts law. See "Description of MuniPreferred -- Voting Rights" and "Certain Provisions in the Declaration of Trust."

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations
on                , 1999 until                , 1999. Since the Fund was
recently organized and commenced operations on                , 1999, the table
covers only      weeks of operations, [during which a substantial portion of the
Fund's portfolio was held in temporary investments pending investment in municipal bonds that meet the Fund's investment objectives and policies.] Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

Per Share Operating Performance:............................
  Net Asset Value, Beginning of Period......................
     Net Investment Income..................................
     Net Gains or Losses on Securities (Both Realized and
      Unrealized)...........................................
          Total From Investment Operations..................

  Less Distributions:
     Dividends (from Net Investment Income).................
       To Preferred Shareholders............................
       To Common Shareholders...............................
     Distributions (from Capital Gains)
       To Preferred Shareholders............................
       To Common Shareholders...............................
     Returns of Capital
       To Preferred Shareholders............................
       To Common Shareholders...............................

  Total Distributions.......................................

  Organization and Offering Costs...........................
  Net Asset Value, End of Period............................
  Per Share Market Value, End of Period.....................
  Total Investment Return on Market Value...................

Ratios/Supplemental Data:
  Net Assets, End of Period (In Thousands)..................
  Ratio of Expenses to Average Net Assets...................
  Ratio of Net Investment Income to Average Net Assets......
  Portfolio Turnover Rate...................................
  [Average Commission Rate Paid]............................

------------
* Annualized

                                    THE FUND

     Nuveen New York Dividend Advantage Municipal Fund, Inc. (the "Fund") is a recently organized closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on December 1, 1998 pursuant to a Declaration of Trust governed by the laws of the Commonwealth
of Massachusetts (the "Declaration"). In                , 1999, the Fund issued
an aggregate of                common shares of beneficial interest, par value
$.01 per share ("Common Shares"), pursuant to the initial public offering thereof and commenced its operations. The Fund's Common Shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "NAN." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is [(800) 257-8787].

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $          after
payment of the sales load and estimated offering costs.

     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet that objective and these policies at or shortly [(within six to eight weeks)] after the completion of the offering. [To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested in: other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly; in high quality, short-term tax-exempt money market securities; or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities). If necessary to invest fully the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described in the Statement of Additional Information under "Investment Objective and Policies -- Portfolio Investments," the income on which is subject to regular Federal income tax.]

                                 CAPITALIZATION
                                  (UNAUDITED)

     The following table sets forth the capitalization of the Fund as of
               , 1999 and as adjusted to give effect to the issuance of the shares of MuniPreferred offered hereby.

                                                              ACTUAL    AS ADJUSTED
                                                              -------   -----------
Shareholders' Equity:
  Preferred Shares, $25,000 stated value per share, at
     liquidation
     value;           shares authorized (no shares issued;
                shares issued,
     as adjusted, respectively).............................  $          $
  Common Shares, $.01 par value per share;
     shares authorized,                shares
     outstanding*...........................................
  Paid-in surplus...........................................
  Balance of undistributed net investment income............
  Accumulated net realized gain (loss) from investment
     transactions...........................................
  Net unrealized appreciation of investments................
     Net assets.............................................

------------
* None of these outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION

     As of                , 1999, approximately      % of the market value of
the Fund's portfolio was invested in long-term municipal bonds and approximately
     % of the market value of the Fund's portfolio was invested in short-term municipal bonds. The following table sets forth certain information with respect
to the composition of the Fund's investment portfolio as of                ,
1999.

                                          NUMBER OF       VALUE
        S&P*               MOODY'S*        ISSUES     (IN THOUSANDS)   PERCENT
        ----           -----------------  ---------   --------------   -------
AAA                    Aaa
AA                     Aa1, Aa
A                      A1
BBB                    Baa1
BB                     Ba1
NR+                    NR+
Cash
Total                                                                         %
                                          ---------   --------------   -------

------------
* Ratings: Using the higher of S&P's or Moody's ratings on the Fund's Municipal Obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's ratings categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.

+ Denotes municipal bonds that are not rated by S&P or Moody's. Such municipal bonds may be rated by nationally recognized rating agencies other than S&P or Moody's, or may not be rated by any such agency. The Adviser has determined, based on its own internal evaluation, whether each such unrated municipal bond is of comparable quality to bonds rated by S&P or Moody's as investment grade or, alternatively, BB/Ba or B. The Adviser's determination of the equivalent rating of unrated municipal bonds does not necessarily reflect how such bonds would be rated by S&P or Moody's if either were to rate the bonds. Municipal bonds rated BB/Ba or B by S&P and/or Moody's (whichever has the higher rating), or unrated municipal bonds determined by the Adviser to be of BB/Ba or B quality, will not in the aggregate exceed 20% of the Fund's net assets.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objectives are:

     - to provide current income exempt from regular Federal, New York State and New York City income tax; and

     - to enhance portfolio value relative to the municipal bonds market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares.

     The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal, New York State and New York City income tax. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B to the Statement of Additional Information. See "Municipal
Bonds -- Special Considerations Relating to New York Municipal Bonds" below for a general description of the economic and credit characteristics of municipal insurers in New York. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "-- Other Investment Companies" and "-- Initial Portfolio Composition."

     The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular Federal income taxes. For more information, see the Statement of Additional Information.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. A "majority of the outstanding," means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of MuniPreferred -- Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

     If you are, or as a result of investment in the Fund would become, subject to the Federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the Federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

MUNICIPAL BONDS

     General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     The municipal bonds in which the Fund will invest are generally issued by the State of New York, a city in New York State, or a political subdivision of such State or City, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular Federal income tax, although the interest may be subject to the Federal alternative minimum tax. The Fund may also invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

     The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

     Special Considerations Relating to New York State Municipal Bonds. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New York. Additional information regarding the factors affecting the financial situation in New York may be found in the Statement of Additional Information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The State's economy remains more reliant on the securities industry than is the national economy. As a result, the State remains susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. 1998 per capita personal income was $31,734 and the 1998 unemployment rate was 5.6%. The State has projected continued moderate economic growth within New York during 1999 and 2000. Personal income is expected to grow by 4.2% in 1999 and 4.0% in 2000. The State ended its 1998-99 fiscal year with a cash surplus of approximately $1.82 billion. The State had an approximate closing balance in the General Fund of $892.2 million; $472.9 million in the Tax Stabilization Reserve Fund; $106.8 million in the Contingency Reserve Fund; and approximately $312.5 million in the Community Projects Fund. Final results for the 1998-99 fiscal year indicate total General Fund spending of $36.49 billion, an increase of 6.23 percent from 1997-98 levels.

     On February 12, 1999, the State issued a revised cash-basis Financial Plan for the 1999-2000 fiscal year that reflected the Governor's amendments to his 1999-2000 Executive Budget. The revised Financial Plan projects total General Fund disbursements and transfers to other funds of $37.14 billion in 1999-2000, as well as total receipts and transfers from other funds of $38.81 billion in 1999-2000. As of that date, the State projected a closing General Fund balance of $2.47 billion in 1999-2000. As of May 10, 1999, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on the budget for the 1999-2000 fiscal year commencing on April 1, 1999. However, the State enacted debt service appropriations for State-supported, contingent contractual, and certain other obligations for the entire 1999-2000 fiscal year on March 30, 1999. Legislation extending certain revenue-raising authority on an interim basis and making interim appropriations for State personal service costs, various grants to local governments, and certain other items was submitted by the Governor and enacted by the legislature through May 23, 1999. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings.

     On November 17, 1998, more than five months after the start of the City's fiscal year, New York adopted a 1999 fiscal year (July 1, 1998 to June 30, 1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $2 billion is projected. On June 7, 1999, a $35.3 billion budget for fiscal year 2000 (July 1, 1999 to June 30, 2000) was adopted by the New York City Council. The budget contains several tax reductions, including a tax relief program for owners of co-ops and condominiums, worth

$166 million a year, the elimination of sales tax on clothing and shoes under $110, worth $134 million a year, and an earned income tax credit, worth $48 million a year.

     On May 17, 1999, the New York State Legislature enacted legislation repealing the New York City income tax on New York State residents who work, but do not reside, in New York City. Governor George Pataki has stated that he would sign the legislation. It is estimated that the repeal would reduce revenues to New York City by over $200 million annually. If the effect of the legislation is to invalidate the income tax as it remains applicable to out-of-state residents who work in New York City through subsequent judicial determination that the income tax in its revised form discriminates against out-of-state residents, the reduction in revenues to New York City would then aggregate an estimated $360 million. The Mayor of the City of New York and the Speaker of the City Council have stated that they will commence litigation to challenge the legislation.

     The Governor and the legislature have not agreed upon the level of State aid to the City during the 1999 fiscal year and there can be no assurances that further cuts will not be necessary to close additional budget gaps once a State budget is adopted. If State or federal aid in later years is less than the level projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget for the 1999 and later fiscal years. If the State, the State agencies, New York City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

     On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which is authorized to issue up to $7.5 billion in bonds for capital spending by New York City. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The first issuance of TFA debt occurred in October 1997. See "Factors Pertaining to New York" in the Statement of Additional Information for more information about New York.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INITIAL PORTFOLIO COMPOSITION

     If current market conditions persist, the Fund expects that approximately 85% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades of the investment grade category or are unrated but judged to be of comparable quality by Nuveen Advisory (approximately 50% in Aaa/AAA; 15% in A; and 20% in Baa/BBB). The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. See the Statement of Additional Information under "Other Investment Policies and Techniques -- Portfolio Trading and Turnover Rate." Subject to market availability, the Fund would likely seek to invest approximately 15% of its initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Advisory. See "-- Investment Objectives and Policies."

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares including shares of MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including shares of MuniPreferred, voting as a separate class:

          1. Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          2. Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          3. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          4. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          5. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          7. Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations;

          8. Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

     See "Investment Objective and Policies -- Investment Restrictions" in the Statement of Additional Information for a description of additional fundamental and non-fundamental policies of the Fund.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

INTEREST RATE RISK

     The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, MuniPreferred rates may rise so that the amount of dividends paid to MuniPreferred shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the MuniPreferred share offering) is available to pay MuniPreferred dividends, however, MuniPreferred dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay MuniPreferred dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the MuniPreferred shares.

AUCTION RISK

     You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred" and "The Auction -- Auction Procedures."

SECONDARY MARKET RISK

     If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

RATINGS AND ASSET COVERAGE RISK

     While Moody's and S&P assign ratings of "Aaa" or "AAA" to MuniPreferred shares, the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades MuniPreferred shares, the Fund will alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See "Description of MuniPreferred -- Asset Maintenance and Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

INFLATION RISK

     Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MuniPreferred investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MuniPreferred dividend rates would increase, tending to offset this risk.

CREDIT RISK

     Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of credit risk. If rating agencies lower their ratings of municipal bonds in the Fund's portfolio, the value of those bonds could decline, which could jeopardize the rating agencies' ratings of the MuniPreferred. Because the primary source of income for the Fund is the interest and principal payments on the municipal bonds in which it invests, any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the MuniPreferred shares and could result in the redemption of some or all of the MuniPreferred shares. In addition, the Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." The prices of these bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.

CONCENTRATION IN NEW YORK ISSUERS

     The Fund's policy of investing primarily in municipal obligations of issuers located in New York makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

INCOME RISK

     The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to the MuniPreferred could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

CALL RISK

     If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

YEAR 2000 RISK

     Nuveen Advisory relies on computer systems to manage the Fund's investments, process shareholder transactions, and maintain shareholder accounts. Because of the way computers historically have stored dates, some of these systems currently may not be able to process activity occurring in the year 2000. Nuveen Advisory is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. Although there can be no absolute assurance, Nuveen Advisory and the Fund expect that the necessary work will be completed on a timely basis. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. It is generally conceded that municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if make available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

     Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in assets under management. See the Statement of Additional Information under "Management of the Fund -- Investment Adviser."

     Overall investment management strategy and operating policies for the Fund are set by the Investment Management Committee of John Nuveen & Co. Incorporated ("Nuveen"), subject to the ultimate oversight and supervision of the Board of Trustees. Nuveen Advisory places orders for the purchase and sale of portfolio securities for the Fund. Consistent with Rule 10f-3 under the 1940 Act, portfolio securities may be purchased from Nuveen or its affiliates. The Investment Management Committee is comprised of several principal executive officers and portfolio managers of Nuveen and Nuveen Advisory. Day to day operations and execution of specific investment strategies is the responsibility
of Nuveen Advisory. Since      , 1999, the Fund's commencement of operations,
Nuveen Advisory has managed the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Stephen S. Peterson has been the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Peterson currently manages nine municipal bond funds for Nuveen Advisory with assets aggregating more than $2.8 billion. He is a Chartered Financial Analyst and a Vice President of Nuveen Advisory.

     Nuveen Advisory is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Advisory, payable on a monthly basis, according to the following schedule:

                                                              MANAGEMENT FEE
                                                              --------------
For the first $125 million..................................      .6500%
For the next $125 million...................................      .6375%
For the next $250 million...................................      .6250%
For the next $500 million...................................      .6125%
For the next $1 billion.....................................      .6000%
For assets over $2 billion..................................      .5750%

------------
* Including net assets attributable to MuniPreferred shares.

     In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Fund's operation, Nuveen Advisory has agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                 PERCENTAGE
                                 REIMBURSED
                              (AS A PERCENTAGE
        YEAR ENDING           OF AVERAGE DAILY
          JULY 31,              NET ASSETS)
        -----------           ----------------
1999*.......................  0.30%
2000........................  0.30%
2001........................  0.30%
2002........................  0.30%
2003........................  0.30%
2004........................  0.30%

                                 PERCENTAGE
                                 REIMBURSED
                              (AS A PERCENTAGE
        YEAR ENDING           OF AVERAGE DAILY
          JULY 31,              NET ASSETS)
        -----------           ----------------
2005........................  .25%
2006........................  .20%
2007........................  .15%
2008........................  .10%
2009........................  .05%

------------
* From the commencement of operations.

     Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2009.

LEGAL PROCEEDINGS

     A lawsuit brought in June, 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' trustees and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff cases.

     The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' trustees and Nuveen. The court dismissed these claims without prejudice (which means that the plaintiffs can re-file the claims if they can correct the defect that led to the claim being dismissed) on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory, and relates solely to advisory fees Nuveen Advisory received from the six relevant funds. While the Fund cannot assure that the litigation will be decided in Nuveen Advisory's favor, Nuveen Advisory believes a decision, if any, against the defendants would have no material effect on the Fund or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                          DESCRIPTION OF MUNIPREFERRED

     The following is a brief description of the terms of the shares of MuniPreferred. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the shares of MuniPreferred in the Fund's Statement Establishing and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information.

GENERAL

     The Fund's Declaration authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement authorizes the issuance of shares of MuniPreferred as follows: Series F -- 10,000. All shares of MuniPreferred will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The shares of MuniPreferred of each series will rank on parity with shares of any other series of MuniPreferred, and with shares of any other series of preferred shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of MuniPreferred carry one vote per share on all matters on which such shares are entitled to be voted. Shares of MuniPreferred are, when issued, fully paid and non-assessable and have no preemptive, conversion or rights to cumulative voting.

DIVIDENDS AND DIVIDEND PERIODS

     General.  The initial Rate Period of shares of a series of MuniPreferred of
a particular series will be a period consisting of      days in the case of
Series F. Any Subsequent Rate Period of shares of a series of MuniPreferred will be a Minimum Rate Period (7 Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See " -- Designation of Special Rate Periods" below.

     Dividends on shares of each series of MuniPreferred shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Declaration, including the Statement, and applicable law, on
shares of MuniPreferred, Series F, on           ,           , and thereafter on
each                ; provided, however, that (i) if the Monday or the Tuesday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be; (ii) if the Wednesday, Thursday or Friday on which dividends would otherwise be payable as set forth above is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and (iii) the Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.

     The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

     Dividends on shares of each series of MuniPreferred will accumulate from the Date of Original Issue thereof. The dividend rate for shares of MuniPreferred of a particular series for the initial Rate Period for such shares
shall be      % per annum for Series F. For each Subsequent Rate Period of shares of MuniPreferred of a particular series, the dividend rate for such shares will be the Applicable Rate for such shares that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction for shares of any series of MuniPreferred will not be greater than the Maximum Rate for shares of such series, which is:

          (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (ii) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on shares of such series for the then-ending Rate Period; and

             (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

     If an Auction for any Subsequent Rate Period of shares of any series of MuniPreferred is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 Noon on the third Business Day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any shares of any series of MuniPreferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Statement, no Auction will be held in respect of shares of such series for such Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-").

     A failure to pay dividends on or the redemption price of shares of any series of MuniPreferred shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Statement, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of shares of MuniPreferred when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

     Gross-up Payments. Holders of shares of MuniPreferred are entitled to receive, when, as and if declared by the Board, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:

     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

     A "Gross-up Payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment shall be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of shares of MuniPreferred at the maximum marginal combined regular Federal, New York State and New York City income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any shares of MuniPreferred are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Shares) in respect of its Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any of Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; (b) the Fund shall have redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto; and (c) immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the MuniPreferred Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the shares of MuniPreferred.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any such other class or series of shares ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares bear to each other.

     Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent.

REDEMPTION

     Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, shares of MuniPreferred will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of MuniPreferred necessary to restore the required Discounted Value or the 1940 Act MuniPreferred Asset Coverage, as the case may be.

     Optional Redemption. Shares of MuniPreferred of each series are redeemable, at the option of the Fund:

          (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 500 shares of such series would remain outstanding and (ii) the notice establishing a Special Rate Period of shares of such series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (b) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration of Trust, including the Statement, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with shares of MuniPreferred with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of MuniPreferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of shares of MuniPreferred of the full preferential amounts provided for as described herein, the holders of shares of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

     The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The MuniPreferred Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of shares of MuniPreferred then outstanding and (b) certain accrued and projected payment obligations of the Fund.

     The Fund is also required under rating agency guidelines to maintain, with respect to shares of MuniPreferred, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act MuniPreferred Asset Coverage"). Based on the
composition of the portfolio of the Fund and market conditions as of      ,
1999, 1940 Act MuniPreferred Asset Coverage with respect to shares of MuniPreferred, assuming the issuance on the date thereof of all shares of MuniPreferred offered hereby and giving effect to the deduction of sales load
and offering costs related thereto estimated at $     , would have been computed
as follows:

                      Value of Fund assets less liabilities
                         not constituting senior
     securities                    = $            =  %

   -----------------------------------------------------------------------------
     Senior securities representing indebtedness plus liquidation value
     of      $
                         the shares of MuniPreferred

     In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the MuniPreferred Basic Maintenance Amount or (b) the 1940 Act MuniPreferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, the Fund will be required to redeem shares of MuniPreferred as described under "Redemption -- Mandatory Redemption" above.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of MuniPreferred may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred.

     As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the shares of MuniPreferred are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of shares of MuniPreferred will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     A rating agency's guidelines will apply to shares of MuniPreferred only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating shares of MuniPreferred.

VOTING RIGHTS

     Except as otherwise provided in this Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of shares of MuniPreferred will have equal voting rights with holders of Common Shares and any Preferred Shares (one vote per share) and will vote together with holders of Common Shares and any Preferred Shares as a single class.

     In connection with the election of the Fund's trustees, holders of outstanding Preferred Shares, including MuniPreferred, voting as a separate class, are entitled to elect two of the Fund's trustees, and the remaining trustees are elected by holders of Common Shares and Preferred Shares, including MuniPreferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including MuniPreferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including MuniPreferred, the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of MuniPreferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including MuniPreferred, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including MuniPreferred (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

     So long as any shares of MuniPreferred are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the shares of MuniPreferred outstanding at the time (voting as a separate class):

          (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed
     $          or

          (b) amend, alter or repeal the provisions of the Declaration of Trust, including the Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the holders thereof;

provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 % of the shares of MuniPreferred outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred in a manner different from any other series of MuniPreferred, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and S&P to shares of MuniPreferred. Unless a higher percentage is provided for in the Declaration of Trust (see "Certain Provisions in the Declaration of Trust"), (A) the affirmative vote of the holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and
(B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940
Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act.

     The foregoing voting provisions will not apply with respect to shares of MuniPreferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described herein, the Applicable Rate for the shares of each series of MuniPreferred, including the shares of New MuniPreferred to be issued in this offering, for each Rate Period of shares of such series after the Initial Rate Period thereof shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Statement and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Statement for a more complete description of the Auction process.

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred.

     The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of - 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning a the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of MuniPreferred that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The Auctions for shares of MuniPreferred, Series F will normally be held
every                and each Subsequent Rate Period of shares of such series
will normally begin on the following                .

     Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

SECONDARY MARKET TRADING AND TRANSFER OF MUNIPREFERRED

     The Broker-Dealers are expected to maintain a secondary trading market in shares of MuniPreferred outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in shares of MuniPreferred will provide owners with liquidity of investment. The shares of MuniPreferred are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES

     In addition to the shares of MuniPreferred, the Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares are fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable when issued and have no preemptive, conversion rights or rights to cumulative voting. So long as any shares of MuniPreferred are outstanding, the Fund is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on Preferred Shares have been paid.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable of the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of Fund, or a series or class of the Fund, or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. Substantially all of the Fund's dividends to the Common Shareholders and MuniPreferred shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the Common Shares and MuniPreferred shares. The Fund intends to notify MuniPreferred shareholders in advance if it will allocate income that is not exempt from regular Federal income tax. In certain circumstances the Fund will make payments to MuniPreferred shareholders to offset the tax effects of the taxable distribution. See "Description of MuniPreferred -- Dividends and Dividend Periods -- Gross-Up Payments." The Statement of Additional Information contains a more detailed summary of the Federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders. Any change may be retroactive for Fund transactions. You should consult with your tax adviser about Federal income tax matters.

NEW YORK TAX MATTERS

     The Fund's regular monthly dividends will not be subject to New York State or New York City personal income taxes to the extent they are paid out of income earned on obligations that, when held by individuals, pay interest that is exempt from tax under New York and New York City law (e.g., obligations of New York and its political subdivisions), so long as at the close of each quarter of the Fund's taxable year at least 50 percent of the value of the Fund's total assets consists of such obligations. The portion of the Fund's monthly dividends that is attributable to income earned on other obligations will be subject to the New York State or New York City personal income taxes. The Fund expects to earn no or only a minimal amount of such non-exempt income. You will be subject to New York State and New York City personal income taxes to the extent the Fund distributes any taxable income or realized capital gains, of if you sell or exchange MuniPreferred shares and realize a capital gain on the transaction. MuniPreferred shares will not be subject to property taxes imposed by New York State and City. Interest on indebtedness incurred to purchase, or continued to carry, MuniPreferred will not be deductible for New York State personal income tax purposes.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax adviser.

   CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AGENT

     The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004 (for overnight courier). Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the Auction Agent with respect to shares of MuniPreferred and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of MuniPreferred shares set forth opposite the name of such underwriter.

                                                   NUMBER OF SHARES
                                             -----------------------------
                   NAME                      SERIES M  SERIES T  SERIES TH
                   ----                      --------  --------  ---------

     Total.................................

     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the MuniPreferred shares if they purchase any of the shares.

     The underwriters, for whom                is acting as representative,
propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in
excess of $     per share. The sales load the fund will pay of $     per share
is equal to      % of the initial offering price. The underwriters
may allow, and such dealers may reallow, a concession not in excess of $     per
share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price; and the concession. Investors must pay for any MuniPreferred shares purchased in the initial public offering
on or before            , 1999.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makes in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund, John Nuveen & Co. Incorporated may engage in these transactions only in compliance with the 1940 Act.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers as set forth under "The Auction."

     John Nuveen & Co. Incorporated, one of the underwriters, is the parent company of Nuveen Advisory.

     The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments to the underwriters may be required to make for any of those liabilities.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the shares of MuniPreferred offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts. Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Massachusetts law on the opinion of Bingham Dana, LLP, Boston, Massachusetts and as to certain matters of New York law on the opinion of Edwards & Angell, New York, New York.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act and are required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and MuniPreferred shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

               SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objective and Policies...........................   S-1
Investment Policies and Techniques..........................   S-3
Other Investment Policies and Techniques....................  S-13
Management of the Fund......................................  S-15
Portfolio Transactions......................................  S-20
Net Asset Value.............................................  S-21
Additional Information Concerning the Auctions for
  Munipreferred.............................................  S-21
Certain Provisions in the Declaration of Trust..............  S-23
Repurchase of Common Shares; Conversion to Open-end Fund....  S-24
Tax Matters.................................................  S-25
Certain Owners of Record....................................  S-29
Experts.....................................................  S-29
Financial Statements........................................   F-1
Report of Independent Auditors..............................     1
Statement Establishing and Fixing the Rights and Preferences
  Of Municipal Auction Rate Cumulative Preferred Shares.....   A-1
Ratings of Investments......................................   B-1
Hedging Strategies and Risks................................   C-1

                                                                      APPENDIX A

                         TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated Federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical Federal tax-free yields and tax rates:

                     TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                 TAX FREE YIELD

                    TAX RATE                       4.00%   4.50%   5.00%   5.50%   6.00%
                    --------                       -----   -----   -----   -----   -----
28.0%............................................  5.56%   6.25%   6.94%   7.64%   8.33%
31.0%............................................  5.80%   6.52%   7.25%   7.97%   8.70%
36.0%............................................  6.25%   7.03%   7.81%   8.59%   9.38%
39.6%............................................  6.62%   7.45%   8.28%   9.11%   9.93%

------------
* In the table above, the taxable equivalent yields are calculated assuming that the Fund's income dividends are 100% federally tax-free. To the extent the Fund were to invest in federally taxable investments, (which it does not expect to do), its taxable equivalent yield would be lower.

                                    NEW YORK
                                  (STATE ONLY)

 SINGLE RETURN                                             FEDERAL TAX   STATE TAX   COMBINED
    BRACKET                JOINT RETURN BRACKET               RATE         RATE      TAX RATE
 -------------   ----------------------------------------  -----------   ---------   --------
$0-25,750        $0-43,050...............................    15.00%       6.850%      20.80%
25,750-62,450    43,050-104,050..........................    28.00%       6.850%      32.90%
62,450-130,250   104,050-158,550.........................    31.00%       6.850%      35.70%
130,250-283,150  158,550-283,150.........................    36.00%       6.850%      40.40%
Over 283,150     Over 283,150............................    39.60%       6.850%      43.70%

------------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the combined tax bracket are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                    NEW YORK
                                (STATE AND CITY)

 SINGLE RETURN                                            FEDERAL TAX   STATE TAX   COMBINED
    BRACKET               JOINT RETURN BRACKET               RATE         RATE      TAX RATE*
 -------------   ---------------------------------------  -----------   ---------   ---------
$0-25,750        $0-43,050..............................    15.00%       10.621%     24.00%
25,750-62,450    43,050-104,050.........................    15.00%       10.564%     24.00%
62,450-130,250   104,050-158,550........................    28.00%       10.678%     35.50%
130,250-283,150  158,550-283,150........................    36.00%       10.678%     43.00%
Over 283,150     Over 283,150...........................    39.60%       10.678%     46.00%

------------
* Combined Tax Rate includes Federal, State and New York City income taxes. Please not that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed

  (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest supplemental income tax based upon a taxpayer's New York State bracket are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

------------------------------------------------------
------------------------------------------------------

     NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ANY UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                          ---------------------------

                               TABLE OF CONTENTS

                                       PAGE
                                       -----
Prospectus Summary...................      1
Financial Highlights.................      4
The Fund.............................      5
Use of Proceeds......................      5
Capitalization.......................      6
Portfolio Composition................      7
The Fund's Investments...............      8
Risk Factors.........................     13
Management of the Fund...............     15
Description of MuniPreferred.........     17
The Auction..........................     26
Description of Common Shares.........     29
Certain Provisions in the Declaration
  of Trust...........................     29
Repurchase of Common Shares;
  Conversion to Open-end Fund........     30
Tax Matters..........................     30
Custodian, Transfer Agent, Dividend
  Disbursing Agent and Redemption
  Agent..............................     31
Underwriting.........................     31
Legal Opinions.......................     32
Available Information................     32
Special Note Regarding Forward
  Looking Statements.................     33
Table of Contents for the Statement
  of Additional Information..........     34

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                            $

                                     NUVEEN
                                    NEW YORK
                               DIVIDEND ADVANTAGE
                                 MUNICIPAL FUND

                               MUNICIPAL AUCTION
                                RATE CUMULATIVE
                                PREFERRED SHARES

                                MUNIPREFERRED(R)

                                           SHARES SERIES F
                                  ------------

                                   PROSPECTUS
                                  ------------
                                           , 1999

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              SUBJECT TO COMPLETION
    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED __________ __, 1999

                       NUVEEN NEW YORK DIVIDEND ADVANTAGE
                                 MUNICIPAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the
Prospectus relating thereto dated       , 1999 (the "Prospectus"). This
Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of MuniPreferred in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling [(800) 257-8787]. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
Investment Objective and Policies...............................................................................S-1
Investment Policies and Techniques..............................................................................S-3
Other Investment Policies and Techniques.......................................................................S-13
Management of the Fund.........................................................................................S-15
Portfolio Transactions.........................................................................................S-20
Net Asset Value................................................................................................S-21
Additional Information Concerning  the Auctions for Munipreferred..............................................S-21
Certain Provisions in the Declaration of Trust.................................................................S-23
Repurchase of Common Shares; Conversion to Open-end Fund.......................................................S-24
Tax Matters....................................................................................................S-25
Certain Owners of Record.......................................................................................S-29
Experts  ......................................................................................................S-29
Financial Statements............................................................................................F-1
Report of Independent Auditors....................................................................................1
Statement Establishing and Fixing the Rights and Preferences Of Municipal Auction Rate
         Cumulative Preferred Shares............................................................................A-1
Ratings of Investments..........................................................................................B-1
Hedging Strategies and Risks....................................................................................C-1







         THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS       , 1999.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to provide current income exempt from regular Federal, New York State and New York City income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory Corp. ("Nuveen Advisory") believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Municipal bonds may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

         The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately reflect their true creditworthiness. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders and MuniPreferred shareholders. The Fund's investment objectives are fundamental policies of the Fund.

         The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. MuniPreferred shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing MuniPreferred shares. The suitability of an investment in MuniPreferred shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred shares voting as a separate class:

                  1. Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

                  2. Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

                  3. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                  4. Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

                  5. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured real estate or interests therein or foreclosing upon and selling such security;

                  6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                  7. Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations;

                  8. Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

         For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% of more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                  1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

                  2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

                  3. Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

                  4. Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

                  5. Purchase securities and companies for the purpose of exercising control.

                  6. Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

INVESTMENT IN MUNICIPAL BONDS

PORTFOLIO INVESTMENTS

         The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal, New York State and New York City income tax. Under normal market conditions, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality means that such bonds are rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. The foregoing policies are fundamental policies of the Fund. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds of below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

         The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable temporary investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

         The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

         Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately reflect their true value.

         The Fund has not established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the Federal alternative minimum tax provisions of Federal tax law. The Fund expects that a substantial portion of the current income it produces will be included in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

         Also included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the

Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might provide difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

         During temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular Federal income tax. For further information, see "Short-Term Investments" below.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

         The Fund may also invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

SHORT-TERM INVESTMENTS

SHORT-TERM TAXABLE FIXED INCOME SECURITIES

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase prices to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The investment adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT-TERM TAX-EXEMPT FIXED INCOME SECURITIES

         Short-term tax-exempt fixed-income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

         Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

         Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

         Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities or municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market indexes.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

HEDGING STRATEGIES

         The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

         These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than a necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix C to this Statement of Additional Information.

FACTORS PERTAINING TO NEW YORK

         The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recently publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

         The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

         GENERAL. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly through fiscal year 2002.

         For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

         On November 17, 1998, more than five months after the start of the City's fiscal year, New York City adopted a 1999 fiscal year (July 1, 1998 to June 30, 1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $2 billion is projected. On June 7, 1999, a $35.3 billion budget for fiscal year 2000 (July 1, 1999 - June 30, 2000) was adopted by the New York City Council. The budget contains several tax reductions, including a tax relief program for owners of co-ops and condominiums, worth $166 million a year, the elimination of sales tax on clothing and shoes under $110, worth $134 million a year, and an earned income tax credit, worth $48 million a year.

         On May 17, 1999, the New York State Legislature enacted legislation repealing the New York City income tax on New York State residents who work, but do not reside, in New York City. Governor George Pataki has stated that he would sign the legislation. It is estimated that the repeal would reduce personal income tax revenues to New York City by over $200 million annually. If the effect of the legislation is to invalidate the income tax as it remains applicable to out-of-state residents who work in New York City through subsequent judicial determination that the income tax in its revised form discriminates against out-of-state residents, the reduction in revenues to New York City would then aggregate an estimated $360 million, $373 million, $385 million and $401 million in fiscal years 2000 through 2003, respectively. Residents of Connecticut and New Jersey have commenced class actions challenging the constitutionality of the repeal. If this legislation is signed by the Governor and implemented, it is likely that at least certain of the proposed tax reductions reflected in the Financial Plan (defined below) will not be implemented in order to accommodate the cost of the legislation. The Mayor of the City of New York and the Speaker of the City Council have stated that they will commence litigation to challenge the legislation.

         Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

         CITY'S FINANCING PROGRAM. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's program for financing capital projects for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds,

$5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.5 billion of bonds to be issued by a new entity and paid from revenues pursuant to a settlement of litigation with the four leading cigarette companies. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. A challenge to the constitutionality of the Finance Authority Act was unsuccessful with Plaintiff's motion for leave to appeal with the Court of Appeals adverse judgments in lower trial and appellate courts being was denied on December 22, 1998. Even with the capacity of the Transitional Finance Authority, the City may be required temporarily to delay entering into new contractual commitments at the end of fiscal year 1999 and, without additional legally authorized borrowing capacity, under projections (current as of December 19, 1998), would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

         1998 FISCAL YEAR. For the 1998 fiscal year (July 1, 1997 - June 30,
1998) the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year projects a balanced budget in accordance with GAAP for the 1999 fiscal year.

         2000-2003 FINANCIAL PLAN. On April 22, 1999, the City released the Financial Plan, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 2000 fiscal year. The Executive Budget and the City Financial Plan project revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and projects budget gaps of $1.7 billion for each of the 2001, 2002 and 2003 fiscal years.

         The City's projected budget gaps for the 2002 and 2003 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2001 budget are not taken into account in projecting the budget gaps for the 2001 and 2003 fiscal years.

         The 2000-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.1 billion to pay debt service due in the fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million and a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2002 totaling $345 million. In addition, the Financial Plan reflects a proposed tax reduction programs totaling $405 million, $557 million, $610 million and $627 million in fiscal years 2000 through 2003, respectively, including the elimination of the City sales tax on all clothing and a reduction in the City sales tax on building materials and construction services; and the extension of current tax reductions for owners of cooperative and condominium apartments; reform of certain business taxes; an income tax credit for low income wage earners and resident shareholders of Subchapter S corporations; reduction in the City mortgage recording tax for first-time homebuyers; and a repeal of the auto use tax and commercial motor vehicle tax for light trucks and vans, which are subject to State legislative approval, and reduction of the commercial rent tax. Legislation which would repeal part or all of the City non-resident income tax has been passed by the State Legislature. If this legislation is signed by the Governor, as expected, it is likely that at least some of the proposed tax reductions reflected in the Financial Plan will not be implemented in order to accommodate the costs of the legislation.

         ASSUMPTIONS. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the regions' economies and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amount projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increase for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the

City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of 14% personal income surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $570 million, $585 million, $599 million and $639 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $355 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which depends on the successful completion of negotiations with The Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases through pending legal actions; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement finds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material adverse affect on the City.

         The Financial Plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly and a decline in Wall Street profits during fiscal years 2000 through 2003. This assumption is based on a slow recovery in the Asian and Latin American economies starting in fiscal year 2000 and continuing restrictive monetary policy. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

         MUNICIPAL UNIONS. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

         INTERGOVERNMENTAL AID. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues.

         Y2K. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the City's agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of the City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

         The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 65% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

         RATINGS. As of March 15, 1999, Moody's rated the City's outstanding general obligation A3, Standard and Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard and Poor's revised downwards its ratings on outstanding general obligations bonds of the City from A- to BBB+. In July 1998, Standard and Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

         OUTSTANDING INDEBTEDNESS. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.97 and $3.83 billion of outstanding long-term debt. As of March 15, 1999, the Water Authority had approximately $8.6 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

         WATER, SEWER AND WASTE. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental costs to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

         Legislation has been passed which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resources Conservation and Recovery Act seeking to compel the City to take certain measures, or alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City is currently recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendment and is required to fully implement Local Law No. 19, the City may incur substantial costs.

         LITIGATION. The City is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the

City Financial Plan. As of June 30, 1998, the City estimated that its potential future liability on account of outstanding claims amounted to approximately $3.5 billion.

NEW YORK STATE

         1999-2000 FISCAL YEAR. The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 2001-02 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-04 fiscal years. The Governor will prepare amendments to his Executive Budget, as permitted by law. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's budget projections will not differ materially and adversely from the projections set forth herein.

         The 1999-2000 State financial plan (the "State Financial Plan") is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1998-99 to 1999-2000. Total General Fund receipts, including transfers from other funds, are projected to be $38.81 billion, and increase of $2.03 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are recommended to grow by 1.4% to $37.14 billion, an increase of $528 million over 1998-99 [estimates]. State Funds spending is projected to total $49.33 billion, an increase of over $867 million or 1.8% from the current year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8%, increasing by $1.3 billion to $72.7 billion.

         The State is expected to close the 1999-2000 fiscal year with a balance in the General Fund of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

         The State economic forecast has been modified for 1999 and 2000 from the one used in earlier updates of the State Financial Plan. Continued growth is expected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9% in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2% in 1999 and 4.0% in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to grow at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service and banking sectors.

         Many uncertainties exist in any forecast of the State economy. Given the recent volatility in the international economy and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, if any, of the categories that form the basis of these forecasts may differ substantially and adversely from the outlook described herein.

         SPECIAL CONSIDERATIONS. On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt of $250 million of funds from the tobacco settlement assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

         According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identified various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget noted that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

         Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

         Y2K. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology to help address the statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission- critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. In fiscal year 1998-99, the State allocated over $117 million in centralized Year 2000 funding, and in fiscal year 1999-2000 the State is planning to spend an additional $19 million for this purpose. As of December 1998, the State had completed 93% of overall compliance effort for its mission-critical systems. As of December 1998, the State had completed 70% of overall compliance effort on the high-priority systems. Compliance testing is expected to be completed by the end of calendar year 1999.

         RATINGS. As of Mach 15, 1999, Moody's had given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of A and Fitch had rated such bonds A+. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds.

         LITIGATION. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State has reported liabilities of $872 million for awarded and anticipated unfavorable judgments, of which $90 million is expected to be paid within the 1998-99 fiscal year. The remainder, $782 million, is reported as a long-term obligation of the State and represents an increase of $552 million from the prior year.

         OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998- 1999 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

ILLIQUID SECURITIES

         The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

         Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

OTHER INVESTMENT COMPANIES

         The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for Federal income tax purposes is includable in the taxable income of the Fund and will be distributed as taxable distributions to shareholders. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equal or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of Board of Trustees. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Fund indicated by an asterisk.

                                     POSITIONS AND OFFICES
NAME, AGE AND ADDRESS                      WITH FUND              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------               ----------------------        --------------------------------------------
Timothy R. Schwertfeger*, 50        Chairman and Trustee          Chairman since July 1, 1996 of The John Nuveen
   333 West Wacker Drive                                          Company, John Nuveen & Co. Incorporated,
   Chicago, IL  60606                                             Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; prior thereto, Executive Vice
                                                                  President and Director of The John Nuveen
                                                                  Company, John Nuveen & Co. Incorporated,
                                                                  Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director (since
                                                                  January 1997) of Nuveen Asset Management, Inc.;
                                                                  Director (since 1996) of Institutional Capital
                                                                  Corporation.

Robert P. Bremner, 58               Trustee                       Private Investor and Management Consultant.
   3725 Huntington Street, N.W.
   Washington, D.C. 20015

Lawrence H. Brown, 64               Trustee                       Retired (August 1989) as Senior Vice President of
   201 Michigan Avenue                                            The Northern Trust Company
   Highwood, IL  60040

Anne E. Impellizzeri, 66            Trustee                       Executive Director of Manitoga (Center for Russel
   5 Peter Cooper Road                                            Wright's Design with Nature); formerly President
   New York, NY 10010                                             and Chief Executive Officer of Blanton-Peale
                                                                  Institute.

Peter R. Sawers, 66                 Trustee                       Adjunct Professor of Business and Economics,
   22 The Landmark                                                University of Dubuque, Iowa; Adjunct Professor,
   Northfield, IL 60093                                           Lake Forest Graduate School of Management, Lake
                                                                  Forest, Illinois; Chartered Financial Analyst;
                                                                  Certified Management Consultant.

William J. Schneider, 54            Trustee                       Senior Partner, Miller-Valentine Partners, Vice
   4000 Miller-Valentine Court                                    President, Miller-Valentine Group.
   P.O. Box 744
   Dayton, OH  45401

Judith M. Stockdale, 51             Trustee                       Executive Director, Gaylord and Dorothy
   35 East Wacker Drive                                           Donnelley Foundation (since 1994); prior thereto,
   Suite 2600                                                     Executive Director, Great Lakes Protection Fund
   Chicago, IL 60601                                              (from 1990 to 1994).

Alan G. Berkshire, 38               Vice President and            Vice President and General Counsel since
   333 West Wacker Drive            Assistant Secretary           September 1997) and Secretary (since May 1998)
   Chicago, IL 60606                                              of The John Nuveen Company, John Nuveen & Co.
                                                                  Incorporated, Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp., prior thereto, Partner
                                                                  in the law firm of Kirkland & Ellis.

Peter H. D'Arrigo, 31               Vice President and            Vice President of John Nuveen & Co. Incorporated
   333 West Wacker Drive            Treasurer                     (January 1999), prior thereto, Assistant Vice
   Chicago, IL  60606                                             President (January 1997); formerly, Associate of
                                                                  John Nuveen & Co. Incorporated; Chartered
                                                                  Financial Analyst.



                                     POSITIONS AND OFFICES
NAME, AGE AND ADDRESS                      WITH FUND              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------               ----------------------        --------------------------------------------
Michael S. Davern, 41               Vice President                Vice President of Nuveen Advisory Corp. (since
   333 West Wacker Drive                                          January 1997); prior thereto, Vice President and
   Chicago, IL  60606                                             Portfolio Manager of Flagship Financial.

Lorna C. Ferguson, 53               Vice President                Vice President of John Nuveen & Co.
   333 West Wacker Drive                                          Incorporated; Vice President (since January 1998)
   Chicago, IL  60606                                             of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.

William M. Fitzgerald, 35           Vice President                Vice President of Nuveen Advisory Corp. (since
   333 West Wacker Drive                                          December 1995); Assistant Vice President of
   Chicago, IL  60606                                             Nuveen Advisory Corp. (from September 1992 to
                                                                  December 1995), prior thereto, Assistant Portfolio
                                                                  Manager of Nuveen Advisory Corp.; Chartered
                                                                  Financial Analyst.

Stephen D. Foy, 44                  Vice President and            Vice President of John Nuveen & Co.
   333 West Wacker Drive            Controller                    Incorporated; Certified Public Accountant.
   Chicago, IL  60606

J. Thomas Futrell, 43               Vice President                Vice President of Nuveen Advisory Corp.;
   333 West Wacker Drive                                          Chartered Financial Analyst.
   Chicago, IL  60606

Richard A. Hubert, 36               Vice President                Vice President of Nuveen Institutional Advisory
   333 West Wacker Drive                                          Corp. (since March 1998) and Nuveen Advisory
   Chicago, IL  60606                                             Corp. (since January 1997); prior thereto, Vice
                                                                  President and Portfolio Manager of Flagship
                                                                  Financial.

Steven J. Krupa, 41                 Vice President                Vice President of Nuveen Advisory Corp.
   333 West Wacker Drive
   Chicago, IL  60606

Larry W. Martin, 47                 Vice President and            Vice President, Assistant Secretary and Assistant
   333 West Wacker Drive            Assistant Secretary           General Counsel of John Nuveen & Co.
   Chicago, IL  60606                                             Incorporated; Vice President and Assistant
                                                                  Secretary of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.; Vice President and
                                                                  Assistant Secretary (since January 1997) of Nuveen
                                                                  Asset Management, Inc.; Assistant Secretary of
                                                                  The John Nuveen Company.

Edward F. Neild, IV, 33             Vice President                Vice President (since September 1996); previously
   333 West Wacker Drive                                          Assistant Vice President (since December 1993) of
   Chicago, IL  60606                                             Nuveen Advisory Corp., Portfolio Manager prior
                                                                  thereto; Vice President (since September 1996),
                                                                  previously Assistant Vice President (since May
                                                                  1995), of Nuveen Institutional Advisory Corp.,
                                                                  Portfolio Manager prior thereto; Chartered
                                                                  Financial Analyst.

                                     POSITIONS AND OFFICES
NAME, AGE AND ADDRESS                      WITH FUND              PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------               ----------------------        --------------------------------------------
Stephen S. Peterson, 41             Vice President                Vice President (since September 1997), previously
   333 West Wacker Drive                                          Assistant Vice President (since September 1996) of
   Chicago, IL  60606                                             Nuveen Advisory Corp., Portfolio Manager prior
                                                                  thereto; Chartered Financial Analyst.

Stuart W. Rogers, 42                Vice President                Vice President of John Nuveen & Co. Incorporated.
   333 West Wacker Drive
   Chicago, IL  60606

Thomas C. Spalding, Jr., 47         Vice President                Vice President of Nuveen Advisory Corp. and
   333 West Wacker Drive                                          Nuveen Institutional Advisory Corp.; Chartered
   Chicago, IL  60606                                             Financial Analyst.

William S. Swanson, 33              Vice President                Vice President of John Nuveen & Co. Incorporated
   333 West Wacker Drive                                          (since October 1997), prior thereto, Assistant Vice
   Chicago, IL  60606                                             President (since September 1996); formerly,
                                                                  Associate of John Nuveen & Co. Incorporated);
                                                                  Chartered Financial Analyst.

Gifford R. Zimmerman, 42            Vice President and            Vice President, Assistant Secretary and Associate
   333 West Wacker Drive            Secretary                     General Counsel of John Nuveen & Co.
   Chicago, IL  60606                                             Incorporated; Vice President and Assistant
                                                                  Secretary of Nuveen Advisory Corp., Vice President
                                                                  and Assistant Secretary of Nuveen Institutional
                                                                  Advisory Corp.; Assistant Secretary, The John
                                                                  Nuveen Company (since May 1994); Chartered
                                                                  Financial Analyst.


         Peter R. Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

         Mr. Schwertfeger is also a director or trustee, as the case may be, of 100 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp.

         The other trustees of the Fund are directors or trustees, as the case may be, of 36 open-end funds and 53 Nuveen closed-end funds advised by Nuveen Advisory.

         At the next annually meeting, holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class.

         The following table sets forth compensation to be paid by the Fund projected through the end of the Fund's first full fiscal year. The Fund has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund.

                              ESTIMATED AGGREGATE           ESTIMATED TOTAL COMPENSATION
    NAME OF TRUSTEE         COMPENSATION FROM FUND*         FROM FUND AND FUND COMPLEX**
    ---------------         -----------------------         ----------------------------
Robert P. Bremner                   $132                             $68,000(1)
Lawrence H. Brown                   $132                             $74,000
Anne E. Impellizzeri                $132                             $68,000(2)
Peter R. Sawers                     $132                             $68,000(2)
William J. Schneider                $132                             $68,000(2)
Judith M. Stockdale                 $132                             $68,000(3)

------------------

* Based on the estimated compensation to be earned by the independent trustees for the period from inception to the fiscal year ending 10/31/99 for services to the trust.

** Based on the estimated compensation paid to the trustees for the one year period ending 12/31/99 for services to the open-end and closed-end funds advised by Nuveen Advisory.

(1) Includes $7,871 in estimated deferred compensation.
(2) Includes $52,470 in estimated deferred compensation.
(3) Includes $13,118 in estimated deferred compensation.

         The Fund has no employees. Its officers are compensated by Nuveen Advisory or Nuveen.

INVESTMENT ADVISER

         Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Prospectus.

         Nuveen Advisory is a wholly-owned subsidiary of Nuveen, which is also a co-managing underwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to data from Strategic Insight, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (57) and fund assets under management ($26 billion). Overall, Nuveen and its affiliates manage more than $55 billion in assets in a variety of products. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

         Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:


         AVERAGE DAILY NET
            ASSET VALUE                 MANAGEMENT FEE
         -----------------              --------------
For the first $125 million........          .6500%
For the next $125 million.........          .6375%
For the next $250 million.........          .6250%
For the next $500 million.........          .6125%
For the next $1 billion...........          .6000%
For assets over $2 billion........          .5750%


         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

         For the first ten years of the Fund's operation, Nuveen Advisory has agreed to reduce the Fund's operating expenses by waiving the percentage of its management fee set forth below:


  YEAR ENDING      PERCENTAGE      YEAR ENDING      PERCENTAGE
    JULY 31        REIMBURSED        JULY 31        REIMBURSED
                (As a percentage                 (As a percentage
                of average daily                 of average daily
                   net assets)                      net assets)
  ----------    ----------------    ---------    ----------------
      1999            .30%             2005           .25%
      2000            .30%             2006           .20%
      2001            .30%             2007           .15%
      2002            .30%             2008           .10%
      2003            .30%             2009           .05%
      2004            .30%

------------------

*   From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond July 31, 2009.


                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchase from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analysis of issuers and general economic reports) and statistical and other services to

Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, and policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the members thereof who are not interested persons of the Fund.


                                 NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.


                        ADDITIONAL INFORMATION CONCERNING
                         THE AUCTIONS FOR MUNIPREFERRED

GENERAL

         AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for shares of MuniPreferred. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of MuniPreferred contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of MuniPreferred--Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of MuniPreferred, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of MuniPreferred, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of MuniPreferred" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of MuniPreferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of MuniPreferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of MuniPreferred will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any

Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under the Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is very remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected, (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end company or to approve transactions constituting a plan of reorganization which investment adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of the these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

         Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following is based upon the advice of Vedder, Price, Kaufman & Kammholz, counsel to the Fund.

         The Fund intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") as a regulated investment company and to satisfy conditions which enable dividends on Common Shares or shares of MuniPreferred which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such stock, subject to the possible application of the alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issue, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies" above. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends on its Common Shares and shares of MuniPreferred as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of municipal bonds, the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for Federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gains, if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned Common Shares or shares of MuniPreferred of the Fund. The amount of taxable income allocable to the Fund's shares of MuniPreferred will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on shares of MuniPreferred which include an allocated portion of any net capital gains or other taxable income, the Fund anticipates that all other dividends paid on shares of its MuniPreferred will constitute exempt-interest dividends for Federal income tax purposes. As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The IRS requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) and other taxable income, if any, between its Common Shares and shares of MuniPreferred in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gains or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as required by the Statement solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gains or other taxable income for Federal income tax purposes to shares of its MuniPreferred without having given advance notice thereof as described above, the Fund will arrange to make certain payments to owners of shares of its MuniPreferred to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of MuniPreferred--Dividends and Dividend Periods--Gross-up Payments" in the Prospectus.

         In order for any distributions to owners of the Fund's shares of MuniPreferred to be eligible to be treated as exempt-interest dividends, such shares of MuniPreferred must be treated as stock for Federal income tax purposes. The Fund has received an opinion of counsel to the effect that its shares of MuniPreferred will constitute stock of the Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to the Fund's shares of MuniPreferred, to the extent paid out of current or accumulated earnings and profits of the Fund, will constitute dividends for Federal income tax purposes. This opinion of counsel is based, among other things, on (a) a revenue ruling published by the IRS in 1990, which holds that a preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for the Fund's shares of MuniPreferred is treated as stock for Federal income tax purposes and (b) the Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund, Nuveen or any owner of the Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.

         If at any time when the Fund's shares of MuniPreferred are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its Common Shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred--Dividends and Dividend Periods--Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its shares of MuniPreferred in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem shares of its MuniPreferred in whole or in part, and is required to redeem shares of its MuniPreferred to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the shares of MuniPreferred will be taxed as gain or loss from the sale or exchange of the shares of MuniPreferred under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common shares ownership of the Fund will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gains. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gains and any gain from the sale or other disposition of the shares of MuniPreferred generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         The Fund's option and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

         The sale or other disposition of Common Shares or shares of MuniPreferred of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6%. Non-corporate investors who dispose of capital assets held for more than one year generally will pay tax upon disposition of those assets at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.
         Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

         Certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and (ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.

         Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         The value of shares of Common Shares acquired pursuant to the Fund's Dividend Reinvestment Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.

         The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

NEW YORK TAX MATTERS

         The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York State franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions or to interest on obligations of U.S. territories and possessions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

         All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York State Corporation franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of the MuniPreferred shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporate taxes. MuniPreferred shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. MuniPreferred shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, MuniPreferred shares generally will not be deductible for New York personal income tax purposes.


                            CERTAIN OWNERS OF RECORD

         As of _________, __, 1998, no person is known to the Fund to own of record or beneficially five percent or more of the outstanding Common Shares or MuniPreferred.


                                     EXPERTS

         [The Statement of Net Assets of the Fund as of ___________ ___, 1999 appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.]

                              FINANCIAL STATEMENTS

                                    [to come]

                         REPORT OF INDEPENDENT AUDITORS

                                    [to come]

                                   APPENDIX A









                NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                  CUMULATIVE PREFERRED SHARES ("MUNIPREFERRED")

                    NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
DEFINITIONS.....................................................................................................A-7
         "AA" Composite Commercial Paper Rate...................................................................A-7
         Accountant's Confirmation..............................................................................A-7
         Affiliate..............................................................................................A-8
         Agent Member...........................................................................................A-8
         Anticipation Notes.....................................................................................A-8
         Applicable Rate........................................................................................A-8
         Auction  ..............................................................................................A-8
         Auction Agency Agreement...............................................................................A-8
         Auction Agent..........................................................................................A-8
         Auction Date...........................................................................................A-8
         Auction Procedures.....................................................................................A-8
         Available MuniPreferred................................................................................A-8
         Benchmark Rate.........................................................................................A-8
         Beneficial Owner.......................................................................................A-8
         "Bid" and "Bids".......................................................................................A-8
         "Bidder" and "Bidders".................................................................................A-8
         Board of Trustees......................................................................................A-8
         Broker-Dealer..........................................................................................A-8
         Broker-Dealer Agreement................................................................................A-9
         Business Day...........................................................................................A-9
         Code     ..............................................................................................A-9
         Commercial Paper Dealers...............................................................................A-9
         Common Shares..........................................................................................A-9
         Cure Date..............................................................................................A-9
         Date of Original Issue.................................................................................A-9
         Declaration............................................................................................A-9
         Deposit Securities.....................................................................................A-9
         Discounted Value.......................................................................................A-9
         [Reserved].............................................................................................A-9
         [Reserved].............................................................................................A-9
         Dividend Payment Date..................................................................................A-9
         Dividend Period........................................................................................A-9
         Existing Holder.......................................................................................A-10
         Failure to Deposit....................................................................................A-10
         Federal Tax Rate Increase.............................................................................A-10
         Fund     .............................................................................................A-10
         Gross-up Payment......................................................................................A-10
         Holder   .............................................................................................A-10
         "Hold Order" and "Hold Orders"........................................................................A-10
         Independent Accountant................................................................................A-10
         Initial Rate Period...................................................................................A-10
         Interest Equivalent...................................................................................A-10
         Issue Type Category...................................................................................A-10
         Kenny Index...........................................................................................A-10
         Late Charge...........................................................................................A-10
         Liquidation Preference................................................................................A-10

         Market Value..........................................................................................A-10
         Maximum Potential Gross-up Payment Liability..........................................................A-11
         Maximum Rate..........................................................................................A-11
         [Reserved]............................................................................................A-11
         Minimum Rate Period...................................................................................A-11
         Moody's  .............................................................................................A-11
         Moody's Discount Factor...............................................................................A-11
         Moody's Eligible Asset................................................................................A-12
         Moody's Exposure Period...............................................................................A-12
         Moody's Volatility Factor.............................................................................A-12
         MuniPreferred.........................................................................................A-12
         MuniPreferred Basic Maintenance Amount................................................................A-12
         MuniPreferred Basic Maintenance Cure Date.............................................................A-13
         MuniPreferred Basic Maintenance Report................................................................A-13
         Municipal Obligations.................................................................................A-13
         1940 Act .............................................................................................A-13
         1940 Act Cure Date....................................................................................A-13
         1940 Act MuniPreferred Asset Coverage.................................................................A-13
         Notice of Redemption..................................................................................A-13
         Notice of Special Rate Period.........................................................................A-13
         "Order" and "Orders"..................................................................................A-14
         Original Issue Insurance..............................................................................A-14
         Other Issues..........................................................................................A-14
         Outstanding...........................................................................................A-14
         Permanent Insurance...................................................................................A-14
         Person   .............................................................................................A-14
         Portfolio Insurance...................................................................................A-14
         Potential Beneficial Owner............................................................................A-14
         Potential Holder......................................................................................A-14
         Preferred Shares......................................................................................A-14
         Quarterly Valuation Date..............................................................................A-14
         Rate Multiple.........................................................................................A-14
         Rate Period...........................................................................................A-14
         Rate Period Days......................................................................................A-14
         Receivables for Municipal Obligations Sold............................................................A-14
         Redemption Price......................................................................................A-15
         Reference Rate........................................................................................A-15
         Registration Statement................................................................................A-15
         S&P      .............................................................................................A-15
         S&P Discount Factor...................................................................................A-15
         S&P Eligible Asset....................................................................................A-15
         S&P Exposure Period...................................................................................A-15
         S&P Volatility Factor.................................................................................A-15
         Secondary Market Insurance............................................................................A-15
         Securities Depository.................................................................................A-15
         "Sell Order" and "Sell Orders"........................................................................A-15
         Special Rate Period...................................................................................A-15
         Special Redemption Provisions.........................................................................A-15
         Submission Deadline...................................................................................A-15
         "Submitted Bid" and "Submitted Bids"..................................................................A-16
         "Submitted Hold Order" and "Submitted Hold Orders"....................................................A-16
         "Submitted Order" and "Submitted Orders"..............................................................A-16
         "Submitted Sell Order" and "Submitted Sell Orders"....................................................A-16
         Subsequent Rate Period................................................................................A-16
         Substitute Commercial Paper Dealer....................................................................A-16

         Substitute U.S. Government Securities Dealer..........................................................A-16
         Sufficient Clearing Bids..............................................................................A-16
         Taxable Allocation....................................................................................A-16
         Taxable Income........................................................................................A-16
         Taxable Equivalent of the Short-Term Municipal Bond Rate..............................................A-16
         Treasury Bill.........................................................................................A-17
         Treasury Bill Rate....................................................................................A-17
         Treasury Note.........................................................................................A-17
         Treasury Note Rate....................................................................................A-17
         U.S. Government Securities Dealer.....................................................................A-17
         Valuation Date........................................................................................A-17
         Volatility Factor.....................................................................................A-17
         Voting Period.........................................................................................A-17
         Winning Bid Rate......................................................................................A-17

PART I.  ......................................................................................................A-18
         1.       Number of Authorized Shares..................................................................A-18
         2.       Dividends....................................................................................A-18
                  (a)      Ranking.............................................................................A-18
                  (b)      Cumulative Cash Dividends...........................................................A-18
                  (c)      Dividends Cumulative From Date of Original Issue....................................A-18
                  (d)      Dividend Payment Dates and Adjustment Thereof.......................................A-18
                  (e)      Dividend Rates and Calculation of Dividends.........................................A-18
                           (i)      Dividend Rates.............................................................A-18
                           (ii)     Calculation of Dividends...................................................A-20
                  (f)      Curing a Failure to Deposit.........................................................A-20
                  (g)      Dividend Payments by Fund to Auction Agent..........................................A-20
                  (h)      Auction Agent as Trustee of Dividend Payments by Fund...............................A-20
                  (i)      Dividends Paid to Holders...........................................................A-21
                  (j)      Dividends Credited Against Earliest Accumulated But Unpaid Dividends................A-21
                  (k)      Dividends Designated as Exempt-Interest Dividends...................................A-21
         3.       Gross-up Payments............................................................................A-21
                  (a)      Minimum Rate Periods and Special Rate Periods of 28 Rate Period
                           Days or Fewer.......................................................................A-21
                  (b)      Special Rate Periods of More Than 28 Rate Period Days...............................A-21
                  (c)      No Gross-up Payments In the Event of a Reallocation.................................A-21
         4.       Designation of Special Rate Periods..........................................................A-21
                  (a)      Length of and Preconditions for Special Rate Period.................................A-21
                  (b)      Adjustment of Length of Special Rate Period.........................................A-22
                  (c)      Notice of Proposed Special Rate Period..............................................A-22
                  (d)      Notice of Special Rate Period.......................................................A-22
                  (e)      Failure to Deliver Notice of Special Rate Period....................................A-23
         5.       Voting Rights................................................................................A-23
                  (a)      One Vote Per Share of MuniPreferred.................................................A-23
                  (b)      Voting For Additional Trustees......................................................A-23
                           (i)      Voting Period..............................................................A-23
                           (ii)     Notice of Special Meeting..................................................A-24
                           (iii)    Terms of Office of Existing Trustees.......................................A-24
                           (iv)     Terms of Office of Certain Trustees to Terminate Upon Termination of
                                    Voting Period..............................................................A-24
                  (c)      Holders of MuniPreferred To Vote On Certain Other Matters...........................A-24
                           (i)      Increases in Capitalization................................................A-24
                           (ii)     1940 Act Matters...........................................................A-25
                  (d)      Board May Take Certain Actions Without Shareholder Approval.........................A-25
                  (e)      Voting Rights Set Forth Herein Are Sole Voting Rights...............................A-26

                  (f)      No Preemptive Rights or Cumulative Voting...........................................A-26
                  (g)      Voting for Trustees Sole Remedy for Fund's Failure to Pay Dividends.................A-26
                  (h)      Holders Entitled to Vote............................................................A-26
         6.       1940 Act MuniPreferred Asset Coverage........................................................A-26
         7.       MuniPreferred Basic Maintenance Amount.......................................................A-26
         8.       [Reserved]...................................................................................A-28
         9.       Restrictions on Dividends and Other Distributions............................................A-28
                  (a)      Dividends on Preferred Shares Other Than MuniPreferred..............................A-28
                  (b)      Dividends and Other Distributions With Respect to Common Shares
                           Under the 1940 Act..................................................................A-28
                  (c)      Other Restrictions On Dividends and Other Distributions.............................A-28
         10.      Rating Agency Restrictions...................................................................A-29
         11.      Redemption...................................................................................A-29
                  (a)      Optional Redemption.................................................................A-29
                  (b)      Mandatory Redemption................................................................A-30
                  (c)      Notice of Redemption................................................................A-31
                  (d)      No Redemption Under Certain Circumstances...........................................A-31
                  (e)      Absence of Funds Available for Redemption...........................................A-31
                  (f)      Auction Agent as Trustee of Redemption Payments by Fund.............................A-32
                  (g)      Shares for Which Notice of Redemption Has Been Given Are No
                           Longer Outstanding..................................................................A-32
                  (h)      Compliance With Applicable Law......................................................A-32
                  (i)      Only Whole Shares of MuniPreferred May Be Redeemed..................................A-32
         12.      Liquidation Rights...........................................................................A-32
                  (a)      Ranking.............................................................................A-32
                  (b)      Distributions Upon Liquidation......................................................A-32
                  (c)      Pro Rata Distributions..............................................................A-33
                  (d)      Rights of Junior Shares.............................................................A-33
                  (e)      Certain Events Not Constituting Liquidation.........................................A-33
         13.      Miscellaneous................................................................................A-33
                  (a)      Amendment of Appendix A to Add Additional Series....................................A-33
                  (b)      Appendix A Incorporated By Reference................................................A-33
                  (c)      No Fractional Shares................................................................A-33
                  (d)      Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise
                           Acquired by the Fund................................................................A-33
                  (e)      Board May Resolve Ambiguities.......................................................A-33
                  (f)      Headings Not Determinative..........................................................A-33
                  (g)      Notices.............................................................................A-33

PART II. ......................................................................................................A-34
         1.       Orders.......................................................................................A-34
         2.       Submission of Orders by Broker-Dealers to Auction Agent......................................A-35
         3.       Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate..............A-37
         4.       Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and
                  Allocation of Shares.........................................................................A-38
         5.       Notification of Allocations..................................................................A-40
         6.       Auction Agent................................................................................A-40
         7.       Transfer of Shares of MuniPreferred..........................................................A-41
         8.       Global Certificate...........................................................................A-41

Appendix A.....................................................................................................A-42
         Section 1.        Designation As To Series............................................................A-42
         Section 2.        Number of Authorized Shares Per Series..............................................A-42
         Section 3.        Exceptions to Certain Definitions...................................................A-42
         Section 4.        Certain Definitions.................................................................A-42

         Section 5.        Initial Rate Periods................................................................A-47
         Section 6.        Date for Purposes of Paragraph (yyy) Contained Under the Heading "Definitions"
                            in this Statement..................................................................A-47
         Section 7.        Party Named for Purposes of the Definition of "Rate Multiple" in this Statement.....A-47
         Section 8.        Additional Definitions..............................................................A-47
         Section 9.        Dividend Payment Dates..............................................................A-47
         Section 10.       Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I of this
                            Statement..........................................................................A-47
         Section 11.       Redemption Provisions Applicable to Initial Rate Periods............................A-47
         Section 12.       Applicable Rate for Purposes of Subparagraph (b)(iii) of Section 3 of Part II
                           of this Statement...................................................................A-48

         NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the "Fund"), certifies that:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article [IV] of the Fund's Declaration of Trust (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Shares liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

         Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):


                                   DEFINITIONS

         Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

         (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors, or executive officers of which is a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

         (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

         (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RAN's), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

         (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of
this Statement.

         (g) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

         (h) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         (i) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of this Statement.

         (j) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

         (k) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

         (l) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (m) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

         (n) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         (o) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (p) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         (q) "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         (r) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         (s) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

         (t) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         (u) "CODE" means the Internal Revenue Code of 1986, as amended.

         (v) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         (w) "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         (x) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         (y) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

         (z) "DECLARATION" shall have the meaning specified on the first page of this Statement.

         (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-l+ or SP-l+ by S&P, except that, for purposes of subparagraph
(a) (v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

         (cc) [RESERVED]

         (dd) [RESERVED]

         (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

         (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

         (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

         (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

         (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

         (kk) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

         (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

         (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

         (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

         (ss) "LATE CHARGE" shall have the meaning specified in subparagraph (e)
(1) (B) of Section 2 of Part I of this Statement.

         (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

         (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

         (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

         (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                  (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                           (A) the dividend rate on shares of such series for
                  the then-ending Rate Period; and

                           (B) the product of (1) the higher of (x) the
                  Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then- ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                  (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then- ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

         (xx) [RESERVED]

         (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

         (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

         (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date,
(i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:


  FEDERAL TAX RATE INCREASE    VOLATILITY FACTOR
  -------------------------    -----------------

        5%                           295%
       10%                           317%
       15%                           341%
       20%                           369%
       25%                           400%
       30%                           436%
       35%                           477%
       40%                           525%


         (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

         (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment
Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of Preferred Shares other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Shares other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other Preferred Shares pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(F).

         (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

         (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

         (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

         (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

         (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of
Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

         (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of
Part I of this Statement.

         (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

         (ooo) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (qqq) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         (sss) "PERMANENT INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

         (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

         (xxx) "PREFERRED SHARES" shall mean the preferred shares of the Fund, and includes the shares of MuniPreferred.

         (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

         (zzz) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.

         (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

         (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

         (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

         (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

         (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

         (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in
Section 4 of Appendix A hereto.

         (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

         (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

         (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

         (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

         (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

         (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

         (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of
Part I of this Statement.

         (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

         (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

         (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

         (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

         (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

         (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

         (aaaaa) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

         (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

         (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

         (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

         (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

         (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

         (iiiii) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

         (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph
(b) of Section 5 of Part I of this Statement.

         (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

         Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

                                     PART I

1.       NUMBER OF AUTHORIZED SHARES.

         The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

2.       DIVIDENDS.

         (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

         (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this
Section 2, and no more (except to the extent set forth in Section 3 of this Part
I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

         (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

                  (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                  (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

         (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.

                  (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

                           (A) an Auction for any such Subsequent Rate Period is
                  not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                           (B) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this
                  Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                           (C) any Failure to Deposit shall have occurred with
                  respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph
                  (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2"); or

                           (D) any Failure to Deposit shall have occurred with
                  respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this
                  Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB2") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

                  (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

         (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction

Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

         (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

         (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

         (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.       GROSS-UP PAYMENTS.

         Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

         (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

         (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the record books of the Fund.

         (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

4.       DESIGNATION OF SPECIAL RATE PERIODS.

         (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

         (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

         (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

         (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                  (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or
         (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

         (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

5.       VOTING RIGHTS.

         (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each share of MuniPreferred, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of outstanding Preferred Shares, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each Preferred Share, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including MuniPreferred, voting together as a single class, shall elect the balance of the trustees.

         (b) VOTING FOR ADDITIONAL TRUSTEES.

                  (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of MuniPreferred, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (A) if at the close of business on any dividend
                  payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                           (B) if at any time holders of Preferred Shares are
                  entitled under the 1940 Act to elect a majority of the trustees of the Fund.

                  Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph
         (b)(i).

                  (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph
         (b)(i) of this Section 5 on a one-vote-per-share basis.

                  (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

                  (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

         (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS.

                  (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class:
         (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Shares ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the

         Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that
         (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 662/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of MuniPreferred in a manner different from any other series of MuniPreferred, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

                  (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

         (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities                                    Moody's Volatility Factor
Discounted Value                                      1940 Act Cure Date
Escrowed Bonds                                        1940 Act MuniPreferred Asset Coverage
Issue Type Category                                   Other Issues
Market Value                                          Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability          Receivables for Municipal Obligations Sold
MuniPreferred Basic Maintenance Amount                S&P Discount Factor
MuniPreferred Basic Maintenance Cure Date             S&P Eligible Asset
MuniPreferred Basic Maintenance Report                S&P Exposure Period
Moody's Discount Factor                               S&P Volatility Factor
Moody's Eligible Asset                                Valuation Date
Moody's Exposure Period                               Volatility Factor

         (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

         (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

         (g) VOTING FOR TRUSTEES SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

         (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6.       1940 ACT MUNIPREFERRED ASSET COVERAGE.

         The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

7.       MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

         (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

         (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

         (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

         (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

         (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

         (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

8.       [RESERVED].

9.       RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

         (a) DIVIDENDS ON PREFERRED SHARES OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

         (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless
(i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

10.      RATING AGENCY RESTRICTIONS.

         For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

         (a) buy or sell futures or write put or call options;

         (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centrum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

         (c) issue additional shares of any series of MuniPreferred or any class or series of shares ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

         (d) engage in any short sales of securities;

         (e) lend securities;

         (f) merge or consolidate into or with any other corporation;

         (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

         (h) enter into reverse repurchase agreements.

11.      REDEMPTION.

         (a) OPTIONAL REDEMPTION.

                  (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend

         Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

                  (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

                  (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

                  (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

                  (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

         (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Shares (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

         (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

         (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

         (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

         (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

         (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

         (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

         (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

12.      LIQUIDATION RIGHTS.

         (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

         (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this
Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

         (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

         (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

         (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13.      MISCELLANEOUS.

         (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

         (b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

         (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

         (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series.

         (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

         (f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

         (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                     PART II

1.       ORDERS.

         (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                  (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
                  series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

         and

                  (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i), (B), (i), (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
                  shares of such series to be determined as set forth in clause
                  (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such series
                  specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such series
                  specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                           (B) such number or a lesser number of Outstanding
                  shares of such series as set forth in clause (v) of paragraph
                  (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

         (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

         (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                  (ii) the aggregate number of shares of such series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series
                  subject to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                       (B) subject to subclause (A), if more than one Bid of an
                  Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                       (C) subject to subclauses (A) and (B), if more than one
                  Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                       (D) in any such event, the number, if any, of such
                  Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

         (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

         (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker- Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                  (ii) from the Submitted Orders for shares of such series whether:

                           (A) the number of Outstanding shares of such series
                  subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

         exceeds or is equal to the sum of:

                           (B) the number of Outstanding shares of such series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                           (C) the number of Outstanding shares of such series
                  subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available MuniPreferred of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

         Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and
         (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

         (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

         (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

         (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

         (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

         (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.       NOTIFICATION OF ALLOCATIONS.

         Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6.       AUCTION AGENT.

         For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.       TRANSFER OF SHARES OF MUNIPREFERRED.

         Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.       GLOBAL CERTIFICATE.

         Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

         IN WITNESS WHEREOF, NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND, has caused these presents to be signed on _____________ __, 1999 in its name and on its behalf by its Vice President and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.


                                             NUVEEN NEW YORK DIVIDEND ADVANTAGE
                                             MUNICIPAL FUND


                                             By:
                                                 -------------------------------
                                                 Gifford R. Zimmerman
                                                 Vice President


ATTEST:
       -----------------------------------
           Larry W. Martin
           Assistant Secretary

                NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND

APPENDIX A

SECTION 1.        DESIGNATION AS TO SERIES.

         SERIES F: A series of 10,000 Preferred Shares, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Shares, Series F." Each share of Series F MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of ______ __, 1999; have an Applicable Rate for its Initial Rate Period equal to ____% per annum; have an initial Dividend Payment Date of ______ __, 1999; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and
Part II of this Statement. Any shares of Series F MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series F MuniPreferred, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to Preferred Shares of the Fund, as set forth in Part I and Part II of this Statement. The Series F MuniPreferred shall constitute a separate series of Preferred Shares of the Fund, and each share of Series F MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.

SECTION 2.        NUMBER OF AUTHORIZED SHARES PER SERIES.

         The number of authorized shares constituting Series F MuniPreferred is 10,000.

SECTION 3.        EXCEPTIONS TO CERTAIN DEFINITIONS.

         Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

         Not applicable.

SECTION 4.        CERTAIN DEFINITIONS.

         For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal Obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

                  "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each

         Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

                  "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal Obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories.

                  "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                                                   RATING CATEGORY
                                          ---------------------------------------------------------------------
EXPOSURE PERIOD                            AAA*    AA*     A*     BAA*     OTHER**(V)    MIG-1***     SP-1+***
---------------                           ------   ---    ----    -----    ---------    ---------    ----------
7 weeks..............................      151%    159%    168%     202%     229%         136%         148%
8 weeks or less but greater than
 seven weeks.........................      154     164     173      205      235          137          149
9 weeks or less but greater than
 eight weeks.........................      158     169     179      209      242          138          150

------------------

  *  Moody's rating.
 **  Municipal Obligations not rated by Moody's but rated BBB by S&P.
*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least

A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

                  "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations falling within a particular Issue Type Category and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Municipal Obligations issued by issuers located within any one county and rated BBB by S&P may comprise no more than 4% of Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and
         (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, the five counties comprising New York City shall be treated as a single county, a Municipal Obligation rated BBB- by S&P shall not be considered to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., United States Trust Company of New York or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (iii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

                  "OTHER ISSUES" shall have the respective meanings specified in the definition of "Issue Type Category."

                  "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

     PREVAILING RATING             PERCENTAGE
     -----------------             ----------
"aa3"/AA-- or higher.......           110%
"a3"/A--...................           125%
"baa3"/BBB--...............           150%
"ba3"/BB--.................           200%
 Below "ba3"/BB--..........           250%


provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal, California, New York State and New York City personal income tax rate, if any, applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

         For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA-- or higher if such shares have a rating of "aa3" or better by Moody's and AA-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA-- or higher, then "a3"/A-- if such shares have a rating of "a3" or better by Moody's and A-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA-- or higher or "a3"/A--, then "baa3"/BBB-- if such shares have a rating of "baa3" or better by Moody's and BBB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA-- or higher, "a3"/A-- or "baa3"/BBB--, then "ba3"/BB-- if such shares have a rating of "ba3" or better by Moody's and BB-- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA-- or higher, "a3"/A--, "baa3"/BBB--, or "ba3"/BB--, then Below "ba3"/BB--; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

                  "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:


                                           RATING CATEGORY
                                  --------------------------------
EXPOSURE PERIOD                   AAA*     AA*      A*       BBB*
---------------                   ----     ---      --       ----
45 Business Days...........       190%     195%     210%      250%
25 Business Days...........       170      175      190       230
10 Business Days...........       155      160      175       215
7 Business Days............       150      155      170       210
3 Business Days............       130      135      150       190

------------------

* S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized rating agency, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP- 1+ or, if not rated by S&P, equivalent to A-1+ or SP-1+ by another nationally recognized rating agency, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

                  "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated equivalent or higher to an A by another nationally recognized rating agency, on a case by case basis;
         (iv) is not part of a private placement of Municipal Obligations; and
         (v) of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and

                  (3) Long-Term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                  (4) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; PROVIDED, HOWEVER, that general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 30% of the aggregate Market Value of S&P Eligible Assets;

                  (5) Non-New York long-term Municipal Obligations shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5.        INITIAL RATE PERIODS.

         The Initial Rate Period for shares of Series F MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding ______ __, 1999.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (yyy) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

         ______ __, 1999.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.


                  PARTY:                                 SERIES OF MUNIPREFERRED
                  ------                                 -----------------------

                                                                   Series F

SECTION 8.        ADDITIONAL DEFINITIONS.

         "NEW YORK MUNICIPAL OBLIGATION" shall mean "New York Municipal Obligation" as defined in the Fund's Registration Statement.

SECTION 9.        DIVIDEND PAYMENT DATES.

         Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

                  Series F MuniPreferred, for the Initial Rate Period on ________,______ __, 1999, and on each _________ thereafter.

SECTION 10.       AMOUNT FOR PURPOSES OF SUBPARAGRAPH (c)(i) OF SECTION 5 OF
                  PART I OF THIS STATEMENT.

         $           .

SECTION 11.       REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

         Not applicable.

SECTION 12.       APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b)(iii) OF
SECTION 3 OF PART II OF THIS STATEMENT.

         For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal, New York State and New York City personal income tax rate applicable to ordinary income taking into account the Federal income tax deductibility of state and local taxes paid or incurred or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal, New York State and New York City income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                                                      APPENDIX B



RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

         BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

         B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

         CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

         CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

         C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating "CI" is reserved for income bonds on which no interest is being paid.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

         NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS

         MIG 1/VMIG 1      This designation denotes best quality. There is
                           present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

         MIG 2/VMIG 2      This designation denotes high quality. Margins of
                           protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3      This designation denotes favorable quality. All
                           security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

         MIG 4/VMIG 4      This designation denotes adequate quality. Protection
                           commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                  --  Leading market posit-ions in well-established industries.

                  --  High rates of return on funds employed.

                  -- Conservative capitalization structures with moderate
                     reliance on debt and ample asset protection.

                  -- Broad margins in earnings coverage of fixed financial
                     charges and high internal cash generation.

                  -- Well-established access to a range of financial markets and assured sources of alternate liquidity.


         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

         Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

Investment Grade

         AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. securities rated in this category are not investment grade.

         B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C            High default risk. Default is a real possibility.
                               Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D        Default. The ratings of obligations in this
                               category are based on their prospects or achieving partial or full recovery in a reorganization or liquidation of the obligor.
                               While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

                               Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result In a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default. Denotes actual or imminent payment default.

         Notes:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

         'NRI' indicates that Fitch IBCA does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                                                      APPENDIX C

                          HEDGING STRATEGIES AND RISKS

         Set forth below is additional information regarding the various defensive hedging techniques.

FUTURES AND INDEX TRANSACTIONS

         Financial Futures

         A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

         The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

         The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same mate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

         Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

         The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

OPTIONS ON FINANCIAL FUTURES

         The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

         INDEX FUTURES

         A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

         INDEX OPTIONS

         The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to Such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

         Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                           PART C - OTHER INFORMATION


Item 24:          Financial Statements and Exhibits

1.      Financial Statements:

        Statement of Net Assets,            , 1999 (audited)
        Statement of Net Assets,            , 1999 (unaudited)
        Statement of Operations from              , 1999 (commencement of
        operations) to             , 1999 (unaudited)
        Statement of Changes in Net Assets from               , 1999
        (commencement of operations) to                  , 1999(unaudited)
        Portfolio of Investments,               , 1999 (unaudited)

2.      Exhibits:

a.1     Agreement and Declaration of Trust dated December 1, 1998.(1)
a.2     Certificate of Amendment to Declaration of Trust dated April 9, 1999.(2)
b.      By-laws of Registrant.(1)(2)
c.      None.
d.      Form of Share Certificate.(3)
e.      Dividend Investment Plan.(3)
f.      None.
g. Form of Investment Management Agreement between Registrant and Nuveen Advisory Corp.(2)
h.      Form of Purchase Agreement.*
i.      Deferred Compensation Plan for Non-Employee Trustees.(2)
j. Form of Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank.(2)
k.1 Form of Shareholder Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(2)
k.2 Form of Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp.(2)
k.3 Form of Auction Agency Agreement between the Registrant and Bankers Trust Company as to the Registrant's MuniPreferred Shares.*
k.4     Form of Broker-Dealer Agreement as to the Registrant's MuniPreferred
        Shares.*
k.5     DTC Representations Letter as to the Registrant's MuniPreferred Shares.*
l.1     Opinion and consent of Vedder, Price, Kaufman & Kammholz.*
l.2     Opinion and consent of Bingham Dana LLP.*
m.      None.
n.      Consent of Ernst & Young LLP.*
o.      None.
p.      Subscription Agreement of Nuveen Advisory Corp. dated April 12, 1999.(2)
q.      None.
r.      None.
s.      Powers of Attorney.(2)

-------------------
*To be filed by amendment.

(1) Incorporated herein by reference to the initial Registrant's Registration Statement on Form N-2, File No. 333- 76461, filed on December 8, 1998.

(2) Incorporated herein by reference to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-2, File No. 333-76461, filed on April 16, 1999.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2, File No. 333-76461, filed on May 25, 1999.


                                    Part C-1

Item 25:          Marketing Arrangements

         See Section __ of the Purchase Agreement filed as Exhibit __ to this Registration Statement.

Item 26:          Other Expenses of Issuance and Distribution


         Securities and Exchange Commission fees             $
         Printing and engraving expenses
         Legal fees
         Accounting expenses
         Blue Sky filing fees and expenses
         Miscellaneous expenses
         Total

Item 27:          Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 28:           Number of Holders of Securities

         At _________, 1999


         Title of Class                             Number of Record Holders
         --------------                             ------------------------

         Common Shares, $.01 par value

Item 29:          Indemnification

          Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

         Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

         No indemnification shall be provided hereunder to a Covered Person:

                  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;
                  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided


                                    Part C-2
                  that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel.

         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

         Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this
Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

                  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

         As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

         Section 8 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 30:          Business and Other Connections of Investment Adviser

         Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc. and Nuveen Taxable Funds Inc., Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen

                                    Part C-3

California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen New Jersey Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Municipal Advantage Fund and Nuveen California Municipal Advantage Fund. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31:          Location of Accounts and Records

         Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all Advisory material of the investment adviser.

         The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

         Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004, maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Item 32:          Management Services

         Not applicable.

Item 33:          Undertakings

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


                                    Part C-4

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                    Part C-5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 11th day of June, 1999.

                                        NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND


                                        /s/ Gifford R. Zimmerman
                                        ----------------------------------------
                                        Gifford R. Zimmerman
                                        Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



Signature                                    Title                                          Date
---------                                    -----                                          ----

/s/ Stephen D. Foy                           Vice President and Controller (Principal       June 11, 1999
------------------------------------         Financial and Accounting Officer)
Stephen D. Foy


Timothy R. Schwertfeger                      Chairman of the Board and Trustee              June 11, 1999
                                             (Principal Executive Officer)


Robert P. Bremner                            Trustee                                        June 11, 1999



Lawrence H. Brown                            Trustee                                        June 11, 1999



Anne E. Impellizzeri                         Trustee                                        June 11, 1999



Peter R. Sawers                              Trustee                                        June 11, 1999



William J. Schneider                         Trustee                                        June 11, 1999



Judith M. Stockdale                          Trustee                                        June 11, 1999


                                             By: /s/ Gifford R. Zimmerman
                                                 -------------------------------
                                                 Gifford R. Zimmerman
                                                 Attorney-in Fact

          Original powers of attorney authorizing Alan G. Berkshire and Gifford
R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and previously filed as an exhibit.


                                    Part C-6

                                INDEX TO EXHIBITS






                                    Part C-7